UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

November 26, 2007

Date of Report (Date of earliest event reported)

(Exact name of registrant as specified in its charter)

THE GENLYTE GROUP INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	0-16960	22-2584333

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10350 Ormsby Park Place, Suite 601, Louisville, KY	40223

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	502-420-9500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Item 1.01 Entry into a Material Definitive Agreement.

In connection with the transactions contemplated by the Agreement and Plan of Merger (the “Merger Agreement”) among The Genlyte Group Incorporated, a Delaware corporation (“Company”), Philips Holding USA Inc., a Delaware corporation (“Parent”), and Golf Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent, the Company and The Bank of New York, a New York banking corporation (the “Rights Agent”), entered into an Amendment (the “Amendment”) to the Rights Agreement, dated as of September 13, 1999, by and between the Company and the Rights Agent (the “Rights Agreement”) to terminate the Rights Agreement immediately prior to the completion of the tender offer contemplated by the Merger Agreement (the “Offer”).

The foregoing summary of the Amendment and the transactions contemplated thereby do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Amendment attached as Exhibit 4.1, which is incorporated herein by reference.

Item 3.03	Material Modification of Rights of Security Holders.

The information provided in response to Item 1.01 above is incorporated by reference into this Item 3.03. On November 25, 2007, the Board of Directors of the Company adopted a resolution determining that the Offer and the merger contemplated by the Merger Agreement and the execution of the Merger Agreement constitute a “permitted offer” as such term is defined in the Rights Agreement and, as such, the Offer is exempt from the provisions of such Rights Agreement and the Rights Agreement will terminate immediately prior to the completion of the Offer.

Important Additional Information Will Be Filed with the Securities and Exchange Commission (“SEC”)

The tender offer described in this filing has not yet commenced, and this filing is neither an offer to purchase nor a solicitation of an offer to sell the Company's common stock. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ BOTH THE TENDER OFFER STATEMENT AND THE SOLICITATION/RECOMMENDATION STATEMENT REGARDING THE TENDER OFFER WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The tender offer statement will be filed by Philips Holding USA Inc. on Schedule TO with the SEC, and the solicitation/recommendation statement will be filed by the Company on Schedule 14D-9 with the SEC. Investors and security holders may obtain a free copy of these statements (when available) and other documents filed by the Company or Philips Holding USA Inc. with the SEC at the website maintained by the SEC at www.sec.gov. The tender offer statement and related materials, solicitation/recommendation statement, and such other documents may be obtained for free by directing such requests to The Genlyte Group Incorporated, 10350 Ormsby Park Place, Suite 601, Louisville, KY 40223, (502) 420-9502, Attention: William G. Ferko.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

4.1	Amendment to Rights Agreement, dated as of November 26, 2007, by and among The Genlyte Group Incorporated and The Bank of New York.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GENLYTE GROUP INCORPORATED
(Registrant)

Dated: November 27, 2007	By:	/s/ Daniel R. Fuller

Name: Daniel R. Fuller
Title: Assistant Secretary, Vice President and General Counsel